Exhibit 10.1

LOCK-UP AGREEMENT

[__________], 2015

Cambridge Capital Acquisition Corporation

525 South Flagler Drive, Suite 201

West Palm Beach, Florida 33401

Ladies and Gentlemen:

In connection with the Agreement and Plan of Reorganization (the “Merger Agreement”), dated as of September __, 2015, by and among Cambridge Capital Acquisition Corporation (“Cambridge”), Cambridge Holdco Corp. (“Holdco”), Ability Computer & Software Industries Ltd. (the “Company”), and each of the persons or entities listed under the caption “Signing Securityholders” on the signature page thereto, to induce the parties to consummate the transactions contemplated by the Merger Agreement, the undersigned agrees not to, either directly or indirectly, during the “Restricted Period” (as hereinafter defined):

(1)	sell or offer or contract to sell or offer, grant any option or warrant for the sale of, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of (all being referred to as a “Transfer”) any legal or beneficial interest in any Holdco Shares (as defined in the Merger Agreement), issued to the undersigned in connection with the Merger Agreement (the “Restricted Securities”); for the avoidance of doubt, if any shares of Holdco are acquired by the undersigned after the Closing Date in any open-market transaction, such shares shall not be deemed a “Restricted Security” hereunder,

(2)	enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any of the Restricted Securities, whether such swap transaction is to be settled by delivery of any Restricted Securities or other securities of any person, in cash or otherwise, or

(3)	publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any of the Restricted Securities (it being understood that the foregoing shall not prohibit the undersigned from making any such disclosure to the undersigned’s existing or potential shareholders, members, partners, Affiliates, general partners, directors, officers, employees or partners, and their respective shareholders, members, partners, Affiliates, general partners, directors, officers, employees or partners, in each case on a confidential basis).

As used herein, “Restricted Period” means the period commencing on the Closing Date (as defined in the Merger Agreement) and ending two years from the end of the full fiscal year in which Closing occurs.

[Notwithstanding the foregoing limitations, this Lock-Up Agreement will not prevent any Transfer of up to ten percent (10%) of the Restricted Securities during the Restricted Period subject to the provisions of Section 103C(9) of the Income Tax Ordinance (New Version), 5721-1961 of the laws of the State of Israel.]1

Nothing in this Lock-Up Agreement shall prevent the establishment by the undersigned of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934, as amended; provided that it shall be a condition to the establishment of any such Plan that no sales of the Company’s share capital shall be made pursuant to such a plan prior to the expiration of the Restricted Period; and provided, further, such a Plan may only be established if no public announcement of the establishment or the existence thereof, and no filing with the U.S. Securities and Exchange Commission or any other regulatory authority shall be required or shall be made voluntarily by the undersigned, the Company or any other person, prior to the expiration of the Restricted Period.

[Also notwithstanding the foregoing limitations, in the event the undersigned is an entity rather than an individual, this Lock-Up Agreement will not prevent any Transfer of any or all of the Restricted Securities to the shareholders, members or partners of such entity; provided, however, that in each and any such event it shall be a condition to the Transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Lock-Up Agreement.

Any of the Restricted Securities subject to this Lock-Up Agreement may be released, from time to time, in whole or part from the terms hereof upon the consent of a majority of the members of the Board of Directors of Holdco who were members of the Board of Directors of Cambridge prior to consummation of the Merger Agreement.]2

The undersigned hereby authorizes Holdco’s transfer agent to apply to any certificates representing Restricted Securities issued to the undersigned the appropriate legend to reflect the existence and general terms of this Lock-up Agreement.

This Lock-Up Agreement shall automatically terminate and be of no further force or effect upon the earlier to occur of (i) the termination of the Merger Agreement and (ii) the first Business Day (as defined in the Merger Agreement) following the expiration of the Restricted Period[;and as otherwise permitted by the ITA.]3

This Lock-up Agreement will be legally binding on the undersigned and on the undersigned’s successors and permitted assigns, and is executed as an instrument governed by the law of New York.

1 Only in the Lock-up Agreement with Gordon Family 2007 Trust.

2 Excluded from the Lock-up Agreement with Gordon Family 2007 Trust.

3 Only in the Lock-up Agreement with Gordon Family 2007 Trust.

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[Signature page follows]

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SIGNATURE PAGE TO THE LOCK-UP AGREEMENT

________________________________
Signature

Name:___________________________

Address:_________________________

________________________________

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